                                                        EXHIBIT 10.19


                            SIXTH AMENDMENT TO LEASE

     THIS SIXTH AMENDMENT TO LEASE AGREEMENT (hereinafter the "Sixth Amendment") is made and entered into this 7th day of January, 2000, by and between W. FRED WILLIAMS, TRUSTEE FOR THE BENEFIT OF HIGHWOODS/TENNESSEE HOLDINGS, L.P. (successor-in-interest to 3401 Associates, L.P., a Tennessee limited partnership, successor-in-interest to The Equitable Life Assurance Society of the United States) as "LANDLORD", and CHILDREN'S COMPREHENSIVE SERVICES, INC. (successor-in-interest to Vendell Healthcare, Inc., successor-in-interest to Rivendell of America, Inc.) as "TENANT".

     WHEREAS, Landlord and Tenant entered into a certain Lease dated September 26, 1989, and as subsequently amended on February 21, 1990, by that "First Amendment to Lease" and on March 1, 1993, by that "Second Amendment to Lease" and on October 26, 1993 by that "Third Amendment to Lease" and on March 11, 1999 by that "Fourth Amendment to Lease" and on March 31, 1999 by that "Fifth Amendment to Lease" (all hereinafter referred to as the "Lease"), providing for the demise by Landlord to Tenant of office space in a certain office building now commonly known and designated as 3401 West End Avenue, Nashville, Tennessee (the "Building"), all as more specifically set forth in the Lease; and

     WHEREAS, Landlord and Tenant desire to reduce the premises by 1,049 rentable square feet; and

     WHEREAS, Tenant will now occupy 18,551 rentable square feet on the 4th floor of the East wing and 3,586 rentable square feet on the 1st floor of the West wing and 352 rentable square feet on the 5th floor of the East wing.

     NOW, THEREFORE, in consideration of mutual covenants and undertakings hereinafter set forth by and between the parties hereto, the Lease is hereby Amended as follows:

1. Amendment of Article I. "Lessee" Section. Line 5 of the Section captioned "Lessee" in Article I of the Lease shall be amended to provide the following:

          "approximately 22,489 rentable square feet"

2. Amendment of Article II, "Base Rental" Section. The Section captioned "Base Rental (a)" of Article II of the Lease shall be deleted and the following substituted:

          "The Tenant shall pay to the Landlord as Base Rent according to the following schedule:"


     (18,551 rsf on 4th floor)
     FROM            TO          RATE         MONTHLY          ANNUALLY
     ----            --          ----         -------          --------
    1/1/00        5/31/00       $19.95      $30,841.04        $154,205.20(5 mos.)
    6/1/00        5/31/01       $20.55      $31,768.59        $381,223.08
    6/1/01        5/31/02       $21.17      $32,727.06        $392,724.72
    6/1/02        5/31/03       $21.80      $33,700.98        $404,411.76
    6/1/03        5/31/04       $22.45      $34,705.83        $416,469.96
    6/1/04       12/31/04       $23.13      $35,757.05        $250,299.35(7 mos.)


     (3,586 rsf on the 1st floor)

     FROM            TO          RATE         MONTHLY          ANNUALLY
     ----            --          ----         -------          --------
    1/1/00        5/31/00       $19.95      $ 5,961.73        $ 29,808.65(5 mos.)
    6/1/00        5/31/01       $20.55      $ 6,141.03        $ 73,692.36
    6/1/01        5/31/02       $21.17      $ 6,326.30        $ 75,915.60
    6/1/02        5/31/03       $21.80      $ 6,514.57        $ 78,174.84
    6/1/03        5/31/04       $22.45      $ 6,708.81        $ 80,505.72
    6/1/04       12/31/04       $23.13      $ 6,912.02        $ 48,384.14(7 mos.)


     (352 rsf on the 5th floor)
     FROM            TO          RATE         MONTHLY          ANNUALLY
     ----            --          ----         -------          --------
    1/1/00        5/31/00       $19.95      $   585.20        $  2,926.00(5 mos.)
    6/1/00        5/31/01       $20.55      $   602.80        $  7,233.60
    6/1/01        5/31/02       $21.17      $   620.99        $  7,451.88
    6/1/02        5/31/03       $21.80      $   639.47        $  7,673.64
    6/1/03        5/31/04       $22.45      $   658.53        $  7,902.36
    6/1/04       12/31/04       $23.13      $   678.48        $  4,749.36(7 mos.)


     (Storage Rent)
     SUITE               SIZE          MONTHLY RENT
     -----               ----          ------------
    4B                  281 rsf        $187.33 p/m
    5A                  112 rsf        $ 74.67 p/m

3. Amendment of Article II, "Net Rentable Area" Section. The Section captioned "Net Rentable Area" of Article II of the Lease shall be deleted and the following substituted:

          "The Net Rentable Area of the Building shall, for all purposes, be deemed to be 254,442 square feet, and the Net Rentable Area of the Premises shall be deemed to be 22,489 square feet."

4. Definitions. Definitions and terms used in this Sixth Amendment shall have the same definitions set forth in the Lease.

5. Incorporation. This Sixth Amendment shall be incorporated into and made a part of the Lease and all provisions of this Lease not expressly modified or amended shall remain in full force and effect.
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     IN WITNESS WHEREOF, the parties hereto have executed this Sixth Amendment to Lease Agreement by proper person thereunto authorized to do so on the day and year first written above.

LANDLORD:

W. FRED WILLIAMS, TRUSTEE FOR THE
BENEFIT OF HIGHWOODS/TENNESSEE HOLDINGS, L.P.



BY:    /s/ W. Brian Reames
       ----------------------------------------------
       W. BRIAN REAMES, AS AUTHORIZED AGENT FOR
       W. FRED WILLIAMS, TRUSTEE, UNDER THAT
       CERTAIN AMENDED AND RESTATED TRUST AGREEMENT
       EFFECTIVE AS OF NOVEMBER 27, 1996 BY AND
       BETWEEN HIGHWOODS/TENNESSEE HOLDINGS, L.P.
       AND W. FRED WILLIAMS

TITLE: VICE PRESIDENT

DATE:
       -----------------------------------------------


TENANT:

CHILDRENS COMPREHENSIVE SERVICES, INC.
(ASSIGNEE OF VENDELL HEALTHCARE, INC.)


BY:    Donald B. Whitfield
       -----------------------------------------------

TITLE: Vice President - Finance/CFO
       -----------------------------------------------

DATE:  1/07/00
       -----------------------------------------------